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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (DATE OF EARLIEST EVENT REPORTED) November 5, 2003

                              EVERGREEN SOLAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 ______________________________________________
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        000-31687                                         04-3242254
        ---------                                         ----------
(COMMISSION FILE NUMBER NO.)                   (IRS EMPLOYER IDENTIFICATION NO.)


                              259 CEDAR HILL STREET
                               MARLBORO, MA 01752
               ___________________________________________________
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 357-2221
                       __________________________________

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 5, 2003, the Company issued a press release regarding its financial results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.





































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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                     EVERGREEN SOLAR, INC.
                                     (Registrant)


Dated: November 5, 2003              By: /s/ Richard G. Chleboski
                                        ----------------------------------------
                                        Richard G. Chleboski
                                        Chief Financial Officer, Vice President,
                                        Treasurer and Secretary

























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